ADVANCED SERIES TRUST

AST Templeton Global Bond Portfolio

Supplement dated October 16, 2020

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (the Trust) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for the AST Templeton Global Bond Portfolio (the Portfolio or the Target Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined shall have the meanings given to them in the Trust Prospectus and SAI.

At a meeting of the shareholders of the Target Portfolio held on October 15, 2020, shareholders approved the reorganization (the Reorganization) of the Target Portfolio into the AST Wellington Management Global Bond Portfolio (the Acquiring Portfolio), each a series of the Trust. The Acquiring Portfolio will change its name to the "AST Global Bond Portfolio" on or about November 16, 2020.

Pursuant to the Reorganization, the assets and liabilities of the Target Portfolio will be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders will become shareholders of the Acquiring Portfolio. No sales charges will be imposed in connection with the Reorganization. The Acquiring Portfolio shares to be received by Target Portfolio shareholders in the Reorganization will be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the Reorganization. It is expected that the Reorganization will be completed on or about November 16, 2020.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

187SUP2